POWER OF ATTORNEY


         WHEREAS, Community Capital Corporation, a South Carolina corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-2, including a Prospectus, and any and all amendments thereto, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, together with any and all exhibits and other documents relating to said Registration Statement, all in connection with the Company's registration under the Act of shares of common stock, $1.00 par value per share, of the Company (the "Common Stock"); and all upon the terms and in the manner to be set forth in said Registration Statement, including the Prospectus, referred to above;

         NOW, THEREFORE, the undersigned in his capacity as a director of the Company, does hereby appoint each of William G. Stevens and James H. Stark the undersigned's true and lawful attorney-in-fact with power to act with or without the undersigned, and with full power of substitution and resubstitution, to execute in the name, place and stead of the undersigned, and in the undersigned's capacity as a director of the Company, said Registration Statement and any and all amendments and post-effective amendments thereto and supplements to the Prospectus contained therein, and all instruments as said attorney-in-fact shall deem necessary or incidental in connection therewith and to deliver and file the same with the Commission, for and on the undersigned's behalf, and in the undersigned's name and in the undersigned's capacity or capacities as aforesaid. Said attorney-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney-in-fact.

         IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 7th day of December, 1996.


                                         /s/ DAVID P. ALLRED, M.D.
                                         Director


                                         David P. Allred, M.D.
                                         Print Name

                                POWER OF ATTORNEY


         WHEREAS, Community Capital Corporation, a South Carolina corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-2, including a Prospectus, and any and all amendments thereto, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, together with any and all exhibits and other documents relating to said Registration Statement, all in connection with the Company's registration under the Act of shares of common stock, $1.00 par value per share, of the Company (the "Common Stock"); and all upon the terms and in the manner to be set forth in said Registration Statement, including the Prospectus, referred to above;

         NOW, THEREFORE, the undersigned in his capacity as a director of the Company, does hereby appoint each of William G. Stevens and James H. Stark the undersigned's true and lawful attorney-in-fact with power to act with or without the undersigned, and with full power of substitution and resubstitution, to execute in the name, place and stead of the undersigned, and in the undersigned's capacity as a director of the Company, said Registration Statement and any and all amendments and post-effective amendments thereto and supplements to the Prospectus contained therein, and all instruments as said attorney-in-fact shall deem necessary or incidental in connection therewith and to deliver and file the same with the Commission, for and on the undersigned's behalf, and in the undersigned's name and in the undersigned's capacity or capacities as aforesaid. Said attorney-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney-in-fact.

         IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 9th day of December, 1996.


                                              /s/ ROBERT C. COLEMAN
                                              Director


                                              Robert C. Coleman
                                              Print Name

                                POWER OF ATTORNEY


         WHEREAS, Community Capital Corporation, a South Carolina corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-2, including a Prospectus, and any and all amendments thereto, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, together with any and all exhibits and other documents relating to said Registration Statement, all in connection with the Company's registration under the Act of shares of common stock, $1.00 par value per share, of the Company (the "Common Stock"); and all upon the terms and in the manner to be set forth in said Registration Statement, including the Prospectus, referred to above;

         NOW, THEREFORE, the undersigned in his capacity as a director of the Company, does hereby appoint each of William G. Stevens and James H. Stark the undersigned's true and lawful attorney-in-fact with power to act with or without the undersigned, and with full power of substitution and resubstitution, to execute in the name, place and stead of the undersigned, and in the undersigned's capacity as a director of the Company, said Registration Statement and any and all amendments and post-effective amendments thereto and supplements to the Prospectus contained therein, and all instruments as said attorney-in-fact shall deem necessary or incidental in connection therewith and to deliver and file the same with the Commission, for and on the undersigned's behalf, and in the undersigned's name and in the undersigned's capacity or capacities as aforesaid. Said attorney-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney-in-fact.

         IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 9th day of December, 1996.


                                             /s/ JOHN W. DRUMMOND
                                             Director


                                             John W. Drummond
                                             Print Name

                                POWER OF ATTORNEY


         WHEREAS, Community Capital Corporation, a South Carolina corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-2, including a Prospectus, and any and all amendments thereto, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, together with any and all exhibits and other documents relating to said Registration Statement, all in connection with the Company's registration under the Act of shares of common stock, $1.00 par value per share, of the Company (the "Common Stock"); and all upon the terms and in the manner to be set forth in said Registration Statement, including the Prospectus, referred to above;

         NOW, THEREFORE, the undersigned in his capacity as a director of the Company, does hereby appoint each of William G. Stevens and James H. Stark the undersigned's true and lawful attorney-in-fact with power to act with or without the undersigned, and with full power of substitution and resubstitution, to execute in the name, place and stead of the undersigned, and in the undersigned's capacity as a director of the Company, said Registration Statement and any and all amendments and post-effective amendments thereto and supplements to the Prospectus contained therein, and all instruments as said attorney-in-fact shall deem necessary or incidental in connection therewith and to deliver and file the same with the Commission, for and on the undersigned's behalf, and in the undersigned's name and in the undersigned's capacity or capacities as aforesaid. Said attorney-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney-in-fact.

         IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 9th day of December, 1996.


                                              /s/ PATRICIA C. EDMONDS
                                              Director


                                              Patricia C. Edmonds
                                              Print Name

                                POWER OF ATTORNEY


         WHEREAS, Community Capital Corporation, a South Carolina corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-2, including a Prospectus, and any and all amendments thereto, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, together with any and all exhibits and other documents relating to said Registration Statement, all in connection with the Company's registration under the Act of shares of common stock, $1.00 par value per share, of the Company (the "Common Stock"); and all upon the terms and in the manner to be set forth in said Registration Statement, including the Prospectus, referred to above;

         NOW, THEREFORE, the undersigned in his capacity as a director of the Company, does hereby appoint each of William G. Stevens and James H. Stark the undersigned's true and lawful attorney-in-fact with power to act with or without the undersigned, and with full power of substitution and resubstitution, to execute in the name, place and stead of the undersigned, and in the undersigned's capacity as a director of the Company, said Registration Statement and any and all amendments and post-effective amendments thereto and supplements to the Prospectus contained therein, and all instruments as said attorney-in-fact shall deem necessary or incidental in connection therewith and to deliver and file the same with the Commission, for and on the undersigned's behalf, and in the undersigned's name and in the undersigned's capacity or capacities as aforesaid. Said attorney-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney-in-fact.

         IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 9th day of December, 1996.


                                                /s/ WAYNE Q. JUSTESEN, JR.
                                                Director


                                                Wayne Q. Justesen, Jr.
                                                Print Name

                                POWER OF ATTORNEY


         WHEREAS, Community Capital Corporation, a South Carolina corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-2, including a Prospectus, and any and all amendments thereto, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, together with any and all exhibits and other documents relating to said Registration Statement, all in connection with the Company's registration under the Act of shares of common stock, $1.00 par value per share, of the Company (the "Common Stock"); and all upon the terms and in the manner to be set forth in said Registration Statement, including the Prospectus, referred to above;

         NOW, THEREFORE, the undersigned in his capacity as a director of the Company, does hereby appoint each of William G. Stevens and James H. Stark the undersigned's true and lawful attorney-in-fact with power to act with or without the undersigned, and with full power of substitution and resubstitution, to execute in the name, place and stead of the undersigned, and in the undersigned's capacity as a director of the Company, said Registration Statement and any and all amendments and post-effective amendments thereto and supplements to the Prospectus contained therein, and all instruments as said attorney-in-fact shall deem necessary or incidental in connection therewith and to deliver and file the same with the Commission, for and on the undersigned's behalf, and in the undersigned's name and in the undersigned's capacity or capacities as aforesaid. Said attorney-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney-in-fact.

         IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 9th day of December, 1996.


                                                 /s/ THOMAS C. LYNCH, JR.
                                                 Director


                                                 Thomas C. Lynch, Jr.
                                                 Print Name

                                POWER OF ATTORNEY


         WHEREAS, Community Capital Corporation, a South Carolina corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-2, including a Prospectus, and any and all amendments thereto, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, together with any and all exhibits and other documents relating to said Registration Statement, all in connection with the Company's registration under the Act of shares of common stock, $1.00 par value per share, of the Company (the "Common Stock"); and all upon the terms and in the manner to be set forth in said Registration Statement, including the Prospectus, referred to above;

         NOW, THEREFORE, the undersigned in his capacity as a director of the Company, does hereby appoint each of William G. Stevens and James H. Stark the undersigned's true and lawful attorney-in-fact with power to act with or without the undersigned, and with full power of substitution and resubstitution, to execute in the name, place and stead of the undersigned, and in the undersigned's capacity as a director of the Company, said Registration Statement and any and all amendments and post-effective amendments thereto and supplements to the Prospectus contained therein, and all instruments as said attorney-in-fact shall deem necessary or incidental in connection therewith and to deliver and file the same with the Commission, for and on the undersigned's behalf, and in the undersigned's name and in the undersigned's capacity or capacities as aforesaid. Said attorney-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney-in-fact.

         IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 9th day of December, 1996.


                                          /s/ H. EDWARD MUNNERLYN
                                          Director


                                          H. Edward Munnerlyn
                                          Print Name

                                POWER OF ATTORNEY


         WHEREAS, Community Capital Corporation, a South Carolina corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-2, including a Prospectus, and any and all amendments thereto, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, together with any and all exhibits and other documents relating to said Registration Statement, all in connection with the Company's registration under the Act of shares of common stock, $1.00 par value per share, of the Company (the "Common Stock"); and all upon the terms and in the manner to be set forth in said Registration Statement, including the Prospectus, referred to above;

         NOW, THEREFORE, the undersigned in his capacity as a director of the Company, does hereby appoint each of William G. Stevens and James H. Stark the undersigned's true and lawful attorney-in-fact with power to act with or without the undersigned, and with full power of substitution and resubstitution, to execute in the name, place and stead of the undersigned, and in the undersigned's capacity as a director of the Company, said Registration Statement and any and all amendments and post-effective amendments thereto and supplements to the Prospectus contained therein, and all instruments as said attorney-in-fact shall deem necessary or incidental in connection therewith and to deliver and file the same with the Commission, for and on the undersigned's behalf, and in the undersigned's name and in the undersigned's capacity or capacities as aforesaid. Said attorney-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney-in-fact.

         IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 9th day of December, 1996.


                                            /s/ GEORGE B. PARK
                                            Director


                                            George B. Park
                                            Print Name

                                POWER OF ATTORNEY


         WHEREAS, Community Capital Corporation, a South Carolina corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-2, including a Prospectus, and any and all amendments thereto, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, together with any and all exhibits and other documents relating to said Registration Statement, all in connection with the Company's registration under the Act of shares of common stock, $1.00 par value per share, of the Company (the "Common Stock"); and all upon the terms and in the manner to be set forth in said Registration Statement, including the Prospectus, referred to above;

         NOW, THEREFORE, the undersigned in his capacity as a director of the Company, does hereby appoint each of William G. Stevens and James H. Stark the undersigned's true and lawful attorney-in-fact with power to act with or without the undersigned, and with full power of substitution and resubstitution, to execute in the name, place and stead of the undersigned, and in the undersigned's capacity as a director of the Company, said Registration Statement and any and all amendments and post-effective amendments thereto and supplements to the Prospectus contained therein, and all instruments as said attorney-in-fact shall deem necessary or incidental in connection therewith and to deliver and file the same with the Commission, for and on the undersigned's behalf, and in the undersigned's name and in the undersigned's capacity or capacities as aforesaid. Said attorney-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney-in-fact.

         IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 9th day of December, 1996.


                                                /s/ JOSEPH H. PATRICK, JR.
                                                Director


                                                Joseph H. Patrick, Jr.
                                                Print Name

                                POWER OF ATTORNEY


         WHEREAS, Community Capital Corporation, a South Carolina corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-2, including a Prospectus, and any and all amendments thereto, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, together with any and all exhibits and other documents relating to said Registration Statement, all in connection with the Company's registration under the Act of shares of common stock, $1.00 par value per share, of the Company (the "Common Stock"); and all upon the terms and in the manner to be set forth in said Registration Statement, including the Prospectus, referred to above;

         NOW, THEREFORE, the undersigned in his capacity as a director of the Company, does hereby appoint each of William G. Stevens and James H. Stark the undersigned's true and lawful attorney-in-fact with power to act with or without the undersigned, and with full power of substitution and resubstitution, to execute in the name, place and stead of the undersigned, and in the undersigned's capacity as a director of the Company, said Registration Statement and any and all amendments and post-effective amendments thereto and supplements to the Prospectus contained therein, and all instruments as said attorney-in-fact shall deem necessary or incidental in connection therewith and to deliver and file the same with the Commission, for and on the undersigned's behalf, and in the undersigned's name and in the undersigned's capacity or capacities as aforesaid. Said attorney-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney-in-fact.

         IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 6th day of December, 1996.


                                               /s/ DONNA W. ROBINSON
                                               Director


                                               Donna W. Robinson
                                               Print Name

                                POWER OF ATTORNEY


         WHEREAS, Community Capital Corporation, a South Carolina corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-2, including a Prospectus, and any and all amendments thereto, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, together with any and all exhibits and other documents relating to said Registration Statement, all in connection with the Company's registration under the Act of shares of common stock, $1.00 par value per share, of the Company (the "Common Stock"); and all upon the terms and in the manner to be set forth in said Registration Statement, including the Prospectus, referred to above;

         NOW, THEREFORE, the undersigned in his capacity as a director of the Company, does hereby appoint each of William G. Stevens and James H. Stark the undersigned's true and lawful attorney-in-fact with power to act with or without the undersigned, and with full power of substitution and resubstitution, to execute in the name, place and stead of the undersigned, and in the undersigned's capacity as a director of the Company, said Registration Statement and any and all amendments and post-effective amendments thereto and supplements to the Prospectus contained therein, and all instruments as said attorney-in-fact shall deem necessary or incidental in connection therewith and to deliver and file the same with the Commission, for and on the undersigned's behalf, and in the undersigned's name and in the undersigned's capacity or capacities as aforesaid. Said attorney-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney-in-fact.

         IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 10th day of December, 1996.


                                             /s/ GEORGE D. RODGERS
                                             Director


                                             George D. Rodgers
                                             Print Name

                                POWER OF ATTORNEY


         WHEREAS, Community Capital Corporation, a South Carolina corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-2, including a Prospectus, and any and all amendments thereto, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, together with any and all exhibits and other documents relating to said Registration Statement, all in connection with the Company's registration under the Act of shares of common stock, $1.00 par value per share, of the Company (the "Common Stock"); and all upon the terms and in the manner to be set forth in said Registration Statement, including the Prospectus, referred to above;

         NOW, THEREFORE, the undersigned in his capacity as a director of the Company, does hereby appoint each of William G. Stevens and James H. Stark the undersigned's true and lawful attorney-in-fact with power to act with or without the undersigned, and with full power of substitution and resubstitution, to execute in the name, place and stead of the undersigned, and in the undersigned's capacity as a director of the Company, said Registration Statement and any and all amendments and post-effective amendments thereto and supplements to the Prospectus contained therein, and all instruments as said attorney-in-fact shall deem necessary or incidental in connection therewith and to deliver and file the same with the Commission, for and on the undersigned's behalf, and in the undersigned's name and in the undersigned's capacity or capacities as aforesaid. Said attorney-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney-in-fact.

         IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 9th day of December, 1996.


                                             /s/ CHARLES J. ROGERS
                                             Director


                                             Charles J. Rogers
                                             Print Name

                                POWER OF ATTORNEY


         WHEREAS, Community Capital Corporation, a South Carolina corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-2, including a Prospectus, and any and all amendments thereto, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, together with any and all exhibits and other documents relating to said Registration Statement, all in connection with the Company's registration under the Act of shares of common stock, $1.00 par value per share, of the Company (the "Common Stock"); and all upon the terms and in the manner to be set forth in said Registration Statement, including the Prospectus, referred to above;

         NOW, THEREFORE, the undersigned in his capacity as a director of the Company, does hereby appoint each of William G. Stevens and James H. Stark the undersigned's true and lawful attorney-in-fact with power to act with or without the undersigned, and with full power of substitution and resubstitution, to execute in the name, place and stead of the undersigned, and in the undersigned's capacity as a director of the Company, said Registration Statement and any and all amendments and post-effective amendments thereto and supplements to the Prospectus contained therein, and all instruments as said attorney-in-fact shall deem necessary or incidental in connection therewith and to deliver and file the same with the Commission, for and on the undersigned's behalf, and in the undersigned's name and in the undersigned's capacity or capacities as aforesaid. Said attorney-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney-in-fact.

         IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 6th day of December, 1996.


                                               /s/ THOMAS E. SKELTON
                                               Director


                                               Thomas E. Skelton
                                               Print Name

                                POWER OF ATTORNEY


         WHEREAS, Community Capital Corporation, a South Carolina corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-2, including a Prospectus, and any and all amendments thereto, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, together with any and all exhibits and other documents relating to said Registration Statement, all in connection with the Company's registration under the Act of shares of common stock, $1.00 par value per share, of the Company (the "Common Stock"); and all upon the terms and in the manner to be set forth in said Registration Statement, including the Prospectus, referred to above;

         NOW, THEREFORE, the undersigned in his capacity as a director of the Company, does hereby appoint each of William G. Stevens and James H. Stark the undersigned's true and lawful attorney-in-fact with power to act with or without the undersigned, and with full power of substitution and resubstitution, to execute in the name, place and stead of the undersigned, and in the undersigned's capacity as a director of the Company, said Registration Statement and any and all amendments and post-effective amendments thereto and supplements to the Prospectus contained therein, and all instruments as said attorney-in-fact shall deem necessary or incidental in connection therewith and to deliver and file the same with the Commission, for and on the undersigned's behalf, and in the undersigned's name and in the undersigned's capacity or capacities as aforesaid. Said attorney-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney-in-fact.

         IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 9th day of December, 1996.


                                                         /s/ LEX D. WALTERS
                                                         Director


                                                         Lex D. Walters
                                                         Print Name